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                     SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT



    This SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT ("SECOND AMENDMENT"), dated as of April 5, 1996, is entered into by and between Novellus Systems, Inc. ("BORROWER") and Sanwa Bank California ("BANK").


                                       RECITALS

    A. The Bank and the Borrower are parties to a Line of Credit Agreement dated as of June 13, 1994, as amended by the Amendment to Credit Agreement dated as of May 2, 1995, (as so amended, the "Credit Agreement"), pursuant to which the Bank has extended certain credit facilities to the Borrower and certain of its subsidiaries.

    B. The Borrower has requested that the Bank agree to certain amendments to the Credit Agreement.

    C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

    NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledge, Bank and Borrower mutually agree to amend said Credit Agreement as follows:

    1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

    2.   AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 4.05 of the Credit Agreement is hereby amended to add the following at the end of the subsection;

                 "The Bank acknowledges that the Borrower will enter into a Purchase and Master Lease Agreement, dated as of April 10, 1996, by and among Novellus Systems, Inc., the lessors referred to therein and Sumitomo Bank Leasing and Finance, Inc. as agent for the lessors, as the same may be amended from time to time and that from time to time Borrower may grant a security interest with respect to its assets in connection with Borrower's obligations under the Lease, and the Bank further acknowledges and agrees that the entering into the Lease and the granting from time to time of such security interests shall not be deemed to constitute a material adverse change in the financial condition or operations of Borrower.


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              (b)       Section 5.12 of the Credit Agreement shall be amended
by replacing the semicolon at the end of subsection with a semicolon and adding the following:

                   "provided, however, security interests granted from time to time in connection with the obligations of Borrower pursuant to the Lease shall not violate the terms of this subsection or this Agreement."

    3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

              (a) No Event of Default, or event which with the giving of notice, the lapse of time, or both, would be an Event of Default, has occurred and is continuing.

              (b) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Second Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

              (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

              (d) The Borrower is entering this Second Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.

    4. EFFECTIVE DATE. This Second Amendment will become effective as of April 5, 1996 (the "Effective Date"), provided that the Bank has received from the Borrower a duly executed original of this Second Amendment.

    5. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Second Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

    6.        MISCELLANEOUS.

              (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Second Amendment. This Second Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.


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              (b)       This Second Amendment shall be binding upon and insure
to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Second Amendment.

              (c) This Second Amendment shall be governed by and construed in accordance with the law of the State of California (without regard to principles of conflicts of laws).

              (d) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

              (e) This Second Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Second Amendment supersedes all prior drafts and communications with respect thereto. This Second Amendment may not be amended except in writing executed by the Borrower and the Bank.

              (f) If any term or provision of this Second Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Second Amendment or the Credit Agreement, respectively.

              (g) Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Second Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above written.

SANWA BANK CALIFORNIA                       NOVELLUS SYSTEMS, INC.




By:  /s/ illegible                          By:  /s/ William J. Wall
   -------------------------------------       ------------------------------
Title:  VP & Manager                        Title:  Chief Financial Officer


                                                                          Title:
                                            /s/ John P. Root
                                            Treasurer


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